AMENDMENT NO. 14 TO
                           LOAN AND SECURITY AGREEMENT


     AMENDMENT NO. 14, dated as of October 16, 1996 (this "Amendment") to that
                                                           ---------
certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13 (collectively, the
"Loan Agreement") among THE PENN TRAFFIC COMPANY ("Penn Traffic"), DAIRY DELL,
 --------------
BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "Borrower" and collectively, the "Borrowers"), the Lenders listed therein
        --------                         ---------
(collectively, the "Lenders") and FLEET BANK, N.A. (as successor to Natwest USA
                    -------
Credit Corp.), as Agent for the Lenders (in such capacity, the "Agent"), is made
                                                                -----
by, between and among the Borrowers, the Agent, and the Lenders. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

     WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to, among other things, (i) modify the existing covenant regarding Accounts set forth in Section 7.9 of the Loan Agreement; (ii) modify the existing Capital Expenditures covenant set forth in Section 10.17 of the Loan Agreement; (iii) modify the existing Interest Coverage ratio set forth in
Section 10.18 of the Loan Agreement; (iv) modify the Consolidated Adjusted Net Worth covenant set forth in Section 10.19 of the Loan Agreement; (v) modify the Consolidated EBDAIT covenant set forth in Section 10.20 of the Loan Agreement;
(vi) modify the provisions of the Loan Agreement regarding distributions and repurchases of Penn Traffic's capital stock and debt; and (vii) modify the interest rate applicable under the Loan Agreement in certain circumstances.

     WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as of
        ----------------------------
the effective date hereof as follows:

          (i) the definition of "Consolidated Adjusted Net Income" in Section
1.1 of the Loan Agreement is hereby amended by deleting clause (f) thereof and by substituting, in lieu thereof, the following: "(f) gain or loss arising from items which are either (i) extraordinary, (ii) infrequent of occurrence or (iii) unusual in nature, each of the foregoing as determined in accordance with GAAP."

          (ii) the definition of "Consolidated Adjusted Net Worth" in Section
1.1 of the Loan Agreement is hereby amended by deleting clauses (c)(i) and
(c)(ii) thereof and by substituting, in lieu thereof, the following: "(i) attributable to the effect of the initial implementation by the PT Stores Group of any change in GAAP as in effect on March 5, 1993 required to be implemented by the PT Stores Group after March 5, 1993; (ii) arising from any cumulative adjustment to net income resulting from a change after March 5, 1993 in income tax rates as required by Statement of Financial Accounting Standards No. 109; or
(iii) arising from any write-downs of assets required by Statement of Financial Accounting Standards No. 121."

          (iii) the definition of "Consolidated EBDAIT" in Section 1.1 of the Loan Agreement is hereby amended by (i) deleting the word "and" at the end of clause (b) thereof; and (ii) adding the following to the end of such definition immediately after words "implemented by the PT Stores Group after the date hereof": "; and plus (d) any write-downs of assets required by Statement of
                ----
Financial Accounting Standards No. 121."

          (iv) the definition of "Eurodollar Rate" in Section 1.1 of the Loan Agreement is hereby amended by deleting such definition in its entirety and by substituting, in lieu thereof, the following:

          "'Eurodollar Rate' means, for the Interest Period for a Eurodollar
            ---------------
Revolving Loan, a rate per annum equal to the sum of: (a) two and three-quarters percent (2 3/4%); and (b) the rate determined pursuant to the following formula:

                      LIBOR
                      ------------------------------------
                      1 - Eurocurrency Reserve Requirement

provided, however, that during a Reduction Period the Eurodollar Rate shall mean
--------  -------
a rate per annum of (a) one-quarter of one percent

(1/4%) lower than such rate if the Interest Coverage Ratio for the Coverage Period to which such Reduction Period relates was 1.61 to 1 or more, but less than 1.81 to 1 or (b) one half of one percent (1/2%) lower than such rate if the Interest Coverage Ratio for the Coverage Period to which such Reduction Period relates was 1.81 to 1 or more;"

          (v) the definition of "Prime-Based Rate" in Section 1.1 of the Loan Agreement is hereby amended by deleting such definition in its entirety and by substituting, in lieu thereof, the following:

          "'Prime-Based Rate' means the Prime Lending Rate plus one and one-half
            ----------------
percent (1.5%), provided, however, that during a Reduction Period, "Prime-Based
                --------  -------
Rate" means the Prime Lending Rate (x) plus one and one-quarter percent (1.25%) if during the Coverage Period to which such Reduction Period relates the Interest Coverage Ratio was 1.61 to 1 or more but less than 1.81 to 1 or (y) plus one percent (1.0%) if during the Coverage Period to which such Reduction Period relates the Interest Coverage Ratio was 1.81 to 1 or more, as the case may be."

          (vi) Section 1.1 shall be amended by (x) deleting the definition of "Increase Period" and (y) deleting the definition of "Reduction Period" in its entirety and by substituting, in lieu thereof, the following:

          "'Reduction Period' means each period (x) commenc ing on the first day
            ----------------
of the Fiscal Quarter immediately following a Fiscal Quarter in which the Agent receives a certificate under Section 8.2(e) showing that, for the Coverage Period ending on the last day of the Fiscal Year or Fiscal Quarter to which such certificate relates, the Interest Coverage Ratio was at least 1.61 to 1 (provided, however, that a Reduction Period cannot commence on a date when an
 --------  -------
Event or an Event of Default has occurred and is continuing) and (y) continuing until the last day of the first Fiscal Quarter thereafter in which the Agent receives a certificate under Section 8.2(e) showing that, for the Coverage Period ending on the last day of the Fiscal Year or Fiscal Quarter to which such certificate relates, the Interest Coverage Ratio was 1.60 or less."

          (vii) Section 1.1 shall be amended by relettering clause (k) of the definition of "Restricted Investment" as clause (l) thereof and by adding the following new clause (k):

          "(k) promissory notes of franchisees of the Borrowers and the PT Stores Group Subsidiaries and of customers of the wholesale and manufacturing business of the Borrowers and the

PT Stores Group Subsidiaries, to the extent acquired as a part of or in connection with a Permitted Inducement or Permitted Claim Settlement or otherwise in the ordinary course of business, in each case consistent with past practices of the Borrowers and the PT Stores Group Subsidiaries; provided that
                                                                 -------------
the maximum aggregate amount of such promissory notes outstanding at any one time shall not exceed $10,000,000."

          (viii) Section 1.1 of the Loan Agreement shall be amended by adding the following definitions of "Cash Capital Expenditures", "Financed Capital Expenditures", "Financing Proceeds", "Permitted Inducement" and "Permitted Claim Settlement":

          "Cash Capital Expenditure" shall mean any Capital Expenditure other
           ------------------------
than a Financed Capital Expenditure, including, without limitation, in the case of a Capital Expenditure made in part with the proceeds of Debt (other than Revolving Loans) and in part with other funds, the part thereof made with other funds.

          "Financed Capital Expenditure" shall mean any Capital Expenditure or
           ----------------------------
portion thereof simultaneously financed with the proceeds of Debt (other than Revolving Loans, but including Capital Leases), or Debt incurred at the time of the acquisition of capital assets as part of a Permitted Asset Acquisition (but shall not include Sale and Leaseback Transactions).

          "Financing Proceeds" shall mean the proceeds from a Sale and Leaseback
           ------------------
Transaction or from the incurrence of Debt (other than Revolving Loans) relating to the financing of Qualified Real Property or Equipment previously acquired, but only to the extent that such proceeds are not applied to repayment of Debt previously incurred in connection with the financing of the Qualified Real Property or Equipment which was the subject of the incurrence of Debt or Sale and Leaseback Transaction, as the case may be.

          "Permitted Inducement" shall mean inducements extended (a) to new
           --------------------
customers, or (b) to existing customers in connection with (i) the opening of a new facility or (ii) a substantial addition to or remodeling of an existing facility, in each event in a manner consistent with (x) the past practice of the Borrowers or (y) the current general practice in the Borrowers' industry.

          "Permitted Claim Settlement" shall mean and include discounts, credits
           --------------------------
and allowances made or given to a customer or franchisee in the good faith business judgment of a Borrower in connection with the settlement or adjustment of a claim by or against such franchisee or customer.

          (ix) Section 7.8 of the Loan Agreement is hereby amended by deleting the words "(a) no later than Wednesday of each week, a Borrowing Base" and by substituting, in lieu thereof, the words "(a) no later than Wednesday of each week (and accompanied by the schedule required by Section 7.9(d)), a Borrowing Base".

          (x) Section 7.9 of the Loan Agreement is hereby amended by deleting clauses (b), (c) and (d) thereof and by substituting, in lieu thereof, the following:

          "(b) A Borrower shall not re-date any invoice or sale or make sales on extended dating beyond that customary in such Borrower's business or extend or modify any Account. Together with each Borrowing Base Certificate delivered, Borrower shall deliver a schedule of all Account Debtors with an outstanding account balance of more than $250,000, 50% or more of which is over 30 days past due, the foregoing schedule to be true and correct as of the date of delivery thereof.

          (c) Without the Agent's prior written consent, a Borrower shall not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account other than (i) in connection with a Permitted Inducement or (ii) as part of or in connection with a Permitted Claim Settlement. Any instrument accepted by a Borrower (with the Agent's prior consent or as permitted hereunder) shall be considered as evidence of the Account and not payment thereof and upon the Agent's request, such Borrower will promptly deliver such instrument to the Agent appropriately endorsed.

          (d) Each Borrower shall promptly settle or adjust all disputes and claims with or against Account Debtors without expense to the Agent or any Lender. The Agent's prior written consent shall be required in connection with any discount, credit or allowance made or given if (i) an Event of Default has occurred and is continuing, or (ii) such discount, credit or allowance is made or given other than as a part of or in connection with a Permitted Inducement or Permitted Claim Settlement or otherwise in the ordinary course of such Borrower's business, or (iii)(x) an individual discount, credit or allowance exceeds $500,000 in amount or (y) the aggregate amount of all such discounts, credits and allowances made or given by all Borrowers since the date of the most recently delivered Borrowing Base Certificate exceeds $1,000,000. At all times when an Event of Default exists hereunder, each Borrower shall promptly notify the Agent of disputes and claims, and the Agent may settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent considers advisable. In such cases, the Agent will credit the applicable Borrower's loan accounts with only the net amounts received by the Agent in payment of an Account."

          (xi) Section 10.5 of the Loan Agreement is hereby amended by adding the following to the end of such Section 10.5: "The Borrowers agree to give the Agent ten (10) Business Days' prior written notice of (x) any transaction permitted under clause (c) or clause (d) of this Section 10.5 and (y) any transaction permitted under clauses (e), (f), (g) and/or (h) of this Section
10.5 if the Fair Market Value of the property and/or assets in connection with such transaction shall equal or exceed $2,000,000."

          (xii)Section 10.6 of the Loan Agreement is hereby amended by deleting such Section in its entirety and by substituting, in lieu thereof, the following:

          "10.6 Distributions. None of the Borrowers or any of the PT Stores
                -------------
Group Subsidiaries shall directly or indirectly declare or make, or incur any liability to make, any Distribution, except a PT Stores Group Subsidiary wholly owned by a Borrower may make Distributions to such Borrower. Notwithstanding the foregoing, if no Event of Default has occurred and is continuing, a Borrower may repurchase its capital stock, or options or rights therefor, from an employee in connection with the termination of such employee's employment, so long as the aggregate cumulative amount of all such repurchases by all Borrowers does not exceed $1,000,000 in any Fiscal Year or $4,000,000 from the date hereof through the Commitment Expiration Date. In addition, if no Event or Event of Default has occurred and is continuing, Penn Traffic may repurchase its capital stock on the open market for a fair market value; provided, however, that the aggregate
                                     --------  -------
purchase price for all such repurchases during the term of this Agreement shall not exceed $10,000,000; and provided, further, that Penn Traffic shall give the
                            --------  -------
Agent written notice within one (1) Business Day of any such repurchase if the purchase price for such repurchase plus the aggregate purchase price for all prior repurchases of the capital stock of Penn Traffic not previously reported shall exceed an aggregate of $1,000,000; and provided,
                                                                 --------
further, that no such repurchase may be made in the event that such repurchase
-------
would not be permitted under the indentures and other agreements executed in connection with the Senior Notes and the Subordinated Notes; and provided,
                                                                 --------
further, that no such repurchase may be made unless, both before and after
-------
giving effect to such repurchase under this Section 10.6 and any payments on account of Debt made or to be made on the same day as permitted under Section
10.9 hereof, Availability shall be at least $75,000,000; and provided, further,
                                                             --------  -------
that no such repurchase may be made unless, both before and after giving effect to such repurchase under this Section 10.6 and any payments on account of Debt made or to be made on the same day as permitted under Section 10.9 hereof, Consolidated EBDAIT for the four most recent consecutive Fiscal Quarters of the Borrower ending on or prior to the date of such repurchase shall be at least $220,000,000."

          (xiii) Section 10.9 of the Loan Agreement is hereby amended by deleting such Section in its entirety and by substituting, in lieu thereof, the following:

          "10.9 Prepayment. None of the Borrowers or any of their Subsidiaries
                ----------
shall voluntarily prepay any Debt, except: (a) the Obligations in accordance with their terms; (b) Debt refinanced with the proceeds of (i) Permitted Refinancing Debt, (ii) the other Debt permitted by Section 10.8(1), or (iii) the issuance of any capital stock of a Borrower on or after the Closing Date; provided, however, that no such prepayment under this clause (b) may be made
--------  -------
unless, both before and after giving effect to such prepayment and any repurchases of Penn Traffic's capital stock to be made on the same day as permitted under the third sentence of Section 10.6 hereof, Availability shall be at least $75,000,000 and Consolidated EBDAIT for the four most recent consecutive Fiscal Quarters of the Borrower ending on or prior to the date of such prepayment shall be at least $200,000,000; (c) a purchase or redemption of Subordinated Notes or Senior Notes, other than with the proceeds of Permitted Refinancing Debt, the other Debt permitted by Section 10.8(1), or capital stock, if the following conditions are met: (i) no Event or Event of Default exists at the time of such purchase or redemption or would exist after giving effect thereto; (ii) all Subordinated Notes or Senior Notes so purchased or redeemed are promptly surrendered for cancellation; (iii) the aggregate cumulative purchase and redemption price paid in connection with all such purchases and redemptions of Subordinated Notes and Senior Notes after the date hereof (exclusive of amounts paid in respect of accrued interest) does not exceed $50,000,000; (iv) a pro forma Interest Coverage Ratio for the Coverage Period
                    ---------
ended most recently prior to such purchase or redemption (determined on a basis that assumes that such purchase or redemption, and all other purchases and redemptions during such Coverage Period permitted by any of the provisions of this Agreement, occurred on the first day of such Coverage Period) is not less than 1.8 to 1; (v) Consolidated EBDAIT for the four most recent consecutive Fiscal Quarters of the Borrower ending on or prior to the date of such prepayment shall be at least $220,000,000; and (vi) a pro forma calculation based on the assumption that such purchase and redemption, and all other such purchases and redemptions during the period of 12 months ended on the date of such purchase or redemption, had all occurred on the first day of such 12-month period, and that all accrued but unpaid interest at the date of such purchase or redemption was paid in full, indicates that the pro forma Combined Borrowing Capacity at the end of each week during such 12-month period would have exceeded the pro forma aggregate outstanding principal balance of all Revolving Loans at the end of each such week by at least $30,000,000; (d) the Penn Traffic 13 1/2% Subordinated Notes due 1998 that are outstanding on the date hereof; (e) the Debt listed on Exhibit R; and (f) other Debt so long as the aggregate cumulative principal amount prepaid after the date hereof in reliance on this clause does not exceed $5,000,000. On or before sixty (60) days after the Closing Date, Penn Traffic shall have redeemed, repurchased or otherwise retired at least $50,000,000 in face amount of the P & C Senior Subordinated Notes, and on or before September 30, 1993, Penn Traffic shall have redeemed all of the Big Bear Senior Notes that were not tendered pursuant to the tender offer referred to in
Section 6.1(g). On or before October 31, 1993 Penn Traffic shall have redeemed, repurchased or otherwise retired all of the P & C Senior Subordinated Notes."

          (xiv) Section 10.14 of the Loan Agreement shall be amended by deleting such Section 10.14 in its entirety and by substituting, in lieu thereof, the following:

          "10.14 Sale and Leaseback and Financed Capital Expenditures.
                 ----------------------------------------------------

          (a) Neither the Borrowers nor any of their Subsidiaries shall, directly or indirectly, enter into any Sale and Leaseback Transaction, other than with respect to (a) Qualified Real Property; and (b) Equipment owned by a Borrower or a PT Store Subsidiary, provided, however, that such Sale and Leaseback
                          --------  -------
Transaction is consummated within 365 days after the latter of (x) the day that the subject Equipment is being acquired and (y) the date of completion of the store or warehouse project for which the subject Equipment is being acquired in the case of the Sale and Leaseback of Equipment, and provided, further, that the
                                                     --------  -------
aggregate amount of the Net Proceeds received by all Borrowers and PT Stores Subsidiaries from such Sale and Leaseback Transactions during the periods indicated below, when taken together with the aggregate amount of all Financed Capital Expenditures during the same period indicated below shall not exceed $10,000,000 in the aggregate for the two consecutive Fiscal Quarters ending January 1997; (y) shall not exceed $15,000,000 in the Fiscal Year ending January 1998; and (z) shall not exceed $20,000,000 in the Fiscal Year ending January 1999 or the Fiscal Year ending January 2000.

          (b) Neither the Borrowers nor any of their Subsidiaries shall, directly or indirectly, make any Financed Capital Expenditure or engage in any transaction giving rise to Financing Proceeds if, as a result thereof the aggregate amount of all Financed Capital Expenditures consummated in the periods indicated below, when taken together with the aggregate amount of Financing Proceeds received during the same period indicated below, shall exceed $10,000,000 in the aggregate for the two consecutive Fiscal Quarters ending January 1997; (y) $15,000,000 in the Fiscal Year ending January 1998; and (z) $20,000,000 in the Fiscal Year ending January 1999 or the Fiscal Year ending January 2000."

          (xv) Section 10.17 of the Loan Agreement shall be amended by deleting such Section 10.17 in its entirety, and by substituting, in lieu thereof, the following:

          "10.17 Cash Capital Expenditures.
                 -------------------------

          (a) None of the Borrowers or any of their Subsidiaries shall make any Cash Capital Expenditure if (i) an Event or Event of Default has occurred and is continuing or (ii) an Event or Event of Default would occur after giving effect to such Cash Capital Expenditure or (iii) if, as a result of such Cash Capital Expenditure, Cash Capital Expenditures by the Borrowers and their Subsidiaries in any Coverage Period would exceed the amounts, if any, set forth in the following table for such Coverage Period (or such lesser period as may be indicated) as the same may be increased or decreased in accordance with subsection (b) of this Section 10.17:


-----------------------------------------------------------------------------
                                                             Cash Capital
Fiscal Quarter(s)                 Fiscal Year                Expenditures
-----------------------------------------------------------------------------
Third Fiscal Quarter                  1997                    $19,000,000
-----------------------------------------------------------------------------
Two Fiscal Quarters                   1997                    $34,000,000
ending with Fourth
Fiscal Quarter
-----------------------------------------------------------------------------
Three Fiscal                          1998                    $49,000,000
Quarters ending with
First Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       1998                    $57,000,000
ending with Second
Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       1998                    $47,000,000
ending with Third
Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       1998                    $42,000,000
ending with Fourth
Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       1999                    $45,000,000
ending with First
Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       1999                    $45,000,000
ending with Second
Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       1999                    $45,000,000
ending with Third
Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       1999                    $45,000,000
ending with Fourth
Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       2000                    $50,000,000
ending with First
Fiscal Quarter
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                             Cash Capital
Fiscal Quarter(s)                 Fiscal Year                Expenditures
-----------------------------------------------------------------------------
Coverage Period                       2000                    $55,000,000
ending with Second
Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       2000                    $55,000,000
ending with Third
Fiscal Quarter
-----------------------------------------------------------------------------
Coverage Period                       2000                    $60,000,000
ending with Fourth
Fiscal Quarter
-----------------------------------------------------------------------------

provided, however, that the amount of Cash Capital Expenditures permitted in any
--------  -------
Coverage Period (or such lesser period as may be indicated in the above chart) shall be increased by the amount of all Financing Proceeds received (but excluding any Financing Proceeds received prior to February 2, 1997) by the Borrowers and the PT Stores Group Subsidiaries during such Coverage Period (or such lesser period as may be indicated in the above chart) as permitted under
Section 10.14(b).

          (b) The amount of Cash Capital Expenditures permitted under Section 10.17(a)(iii) in any Coverage Period shall be increased by the excess of Consolidated EBDAIT for such Coverage Period over $220,000,000. In addition, in the event that Consolidated EBDAIT for consecutive Coverage Periods ending on two Consecutive Fiscal Quarters is $200,000,000 or greater for each such Coverage Period, then the amount of Cash Capital Expenditures permitted under
Section 10.17(a)(iii) in the Coverage Period immediately succeeding such two consecutive Coverage Periods shall be increased to $50,000,000 (if the amount of Cash Capital Expenditures otherwise permitted under Section 10.17(a)(iii) is less than $50,000,000) if such immediately succeeding Coverage Period ends on or prior to the Second Fiscal Quarter of 1998 and shall be increased to $60,000,000 if such immediately succeeding Coverage Period ends subsequent to the Second Fiscal Quarter of 1998. In the event that Consolidated EBDAIT is less than $200,000,000 for any Coverage Period, any increase in permitted Cash Capital Expenditures shall be immediately rescinded as of the final day of such Coverage Period."

          (xvi) Section 10.18 of the Loan Agreement shall be amended by deleting such Section 10.18 in its entirety, and by substituting, in lieu thereof, the following:

          "10.18 Interest Coverage. For each Coverage Period, the PT Stores
                 -----------------
Group will maintain the Interest Coverage Ratio for such Coverage Period set forth in the following table:


             ---------------------------------------------
                   Each Coverage
                  Period Ending In                Ratio
             ---------------------------------------------
               Fiscal Year 1994                   1.55:1
             ---------------------------------------------
               Fiscal Year 1995                   1.60:1
             ---------------------------------------------
               Fiscal Year 1996                   1.65:1
             ---------------------------------------------
               Fiscal Year 1997                   1.15:1
             ---------------------------------------------
               Fiscal Year 1998                   1.20:1
             ---------------------------------------------
               Fiscal Year 1999                   1.25:1
             ---------------------------------------------
               Fiscal Year 2000                   1.40:1
             ---------------------------------------------
               Fiscal Year 2001                  1.75:1"
             ---------------------------------------------

          (xvii) Section 10.19 of the Loan Agreement shall be amended by deleting such Section 10.19 in its entirety and by substituting, in lieu thereof, the following:

          "10.19 Consolidated Adjusted Net Worth. The PT Stores Group will not
                 -------------------------------
permit Consolidated Adjusted Net Worth to be less than the following amounts as at the last day of each Fiscal Quarter set forth below:


--------------------------------------------------------------------------------
                                                         Consolidated Adjusted
Fiscal Quarter/Fiscal Year                               Net Worth
--------------------------------------------------------------------------------
First                    1994                                          $0
--------------------------------------------------------------------------------
Second                   1994                                          $0
--------------------------------------------------------------------------------
Third                    1994                                          $0
--------------------------------------------------------------------------------
Fourth                   1994                                          $0
--------------------------------------------------------------------------------
First                    1995                                  $1,250,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         Consolidated Adjusted
Fiscal Quarter/Fiscal Year                               Net Worth
--------------------------------------------------------------------------------
Second                   1995                                  $2,500,000
--------------------------------------------------------------------------------
Third                    1995                                  $3,750,000
--------------------------------------------------------------------------------
Fourth                   1995                                  $5,000,000
--------------------------------------------------------------------------------
First                    1996                                  $6,250,000
--------------------------------------------------------------------------------
Second                   1996                                  $7,500,000
--------------------------------------------------------------------------------
Third                    1996                                  $8,750,000
--------------------------------------------------------------------------------
Fourth                   1996                                 $10,000,000
--------------------------------------------------------------------------------
First                    1997                                 $11,250,000
--------------------------------------------------------------------------------
Second                   1997                                 $12,500,000
--------------------------------------------------------------------------------
Third                    1997                                  $8,750,000
--------------------------------------------------------------------------------
Fourth                   1997                                 $10,000,000
--------------------------------------------------------------------------------
First                    1998                               ($10,000,000)
--------------------------------------------------------------------------------
Second                   1998                               ($20,000,000)
--------------------------------------------------------------------------------
Third                    1998                               ($30,000,000)
--------------------------------------------------------------------------------
Fourth                   1998                               ($40,000,000)
--------------------------------------------------------------------------------
First                    1999                               ($47,500,000)
--------------------------------------------------------------------------------
Second                   1999                               ($55,000,000)
--------------------------------------------------------------------------------
Third                    1999                               ($62,500,000)
--------------------------------------------------------------------------------
Fourth                   1999                               ($70,000,000)
--------------------------------------------------------------------------------
First                    2000                               ($77,500,000)
--------------------------------------------------------------------------------
Second                   2000                               ($85,000,000)
--------------------------------------------------------------------------------
Third                    2000                               ($92,500,000)
--------------------------------------------------------------------------------
Fourth                   2000                              ($100,000,000)"
--------------------------------------------------------------------------------

          (xviii) Section 10.20 of the Loan Agreement shall be amended by deleting such Section 10.20 in its entirety, and by substituting, in lieu thereof, the following:

          "10.20 Consolidated EBDAIT. The Borrowers will not permit Consolidated
                 -------------------
EBDAIT at the end of each Fiscal Quarter for the four most recent consecutive Fiscal Quarters (or, for such lesser period indicated below) of the Borrower ending on or prior to the date of determination to be less than:


         ------------------------------------------------------------
          Fiscal Quarter/Fiscal Year                        Amount
         ------------------------------------------------------------
          Third Fiscal                  1997             $32,000,000
          Quarter
         ------------------------------------------------------------

         ------------------------------------------------------------
          Two consecutive               1997             $75,000,000
          Fiscal Quarters
          ending with
          Fourth Fiscal
          Quarter 1997
         ------------------------------------------------------------

         ------------------------------------------------------------
          Three consecutive             1998            $124,000,000
          Fiscal Quarters
          ending with First
          Fiscal Quarter
          1998
         ------------------------------------------------------------

         ------------------------------------------------------------
          Second                        1998            $175,000,000
         ------------------------------------------------------------
          Third                         1998            $182,000,000
         ------------------------------------------------------------
          Fourth                        1998            $190,000,000
         ------------------------------------------------------------

         ------------------------------------------------------------
          First                         1999            $195,000,000
         ------------------------------------------------------------
          Second                        1999            $200,000,000
         ------------------------------------------------------------
          Third                         1999            $205,000,000
         ------------------------------------------------------------
          Fourth                        1999            $210,000,000
         ------------------------------------------------------------

         ------------------------------------------------------------
          First                         2000            $215,000,000
         ------------------------------------------------------------
          Second                        2000            $220,000,000
         ------------------------------------------------------------

          -----------------------------------------------------------
          Fiscal Quarter/Fiscal Year                       Amount
          -----------------------------------------------------------
          Third                         2000            $225,000,000
          -----------------------------------------------------------
          Fourth                        2000            $230,000,000"
          -----------------------------------------------------------

          (xix) Section 10.23 of the Loan Agreement shall be amended by deleting such Section 10.23 in its entirety.

          (xx) Section 13.11 of the Loan Agreement shall be amended by deleting the reference to "George Triebenbacher" therein and by substituting therefor a reference to "Therese M. Earley".

     2. Representations and Warranties. As an inducement to the Agent and the
        ------------------------------
Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders as follows:

          (a) It has the power and authority to enter into this Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

          (b) As of the date hereof and after giving effect to the terms of this
     Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

          (c) The Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" and "Designated Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes.

     3. No Implied Amendments. Except as expressly provided herein, the Loan
        ---------------------
Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

     4. Entire Agreement; Modifications; Binding Effect. This Amendment
        -----------------------------------------------
constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

     5. Effective Date. This Agreement shall become effective upon compliance
        --------------
with the conditions set forth immediately below:

          (i) No Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

          (ii) The Borrowers shall deliver to the Agent for the benefit of the Lenders an opinion of Borrowers' counsel in form and substance satisfactory to the Agent and its counsel (which opinion shall cover such matters as the Agent may reasonably request, including a statement that the Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" and "Designated Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes).

          (iii) The Borrowers shall deliver to the Agent a certificate of the Borrowers' Chief Executive or Chief

     Financial Officer with respect to Section (i) above and such other instruments and documents as the Agent shall reasonably request.

          (iv) The Agent shall have received an original counterpart of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders.

          (v) The Agent shall have received payment of an amendment fee in the amount of $625,000 for the benefit of the Lenders executing this Agreement.

          (vi) The Borrowers shall have delivered to the Agent a true and correct schedule listing of all items described in clause (k) of the definition of "Restricted Investment" as in existence after giving effect to this Amendment.

     6. Counterparts. This Amendment may be executed in any number of
        ------------
counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

     7. Governing Law. This Amendment is deemed to have been made in the State
        -------------
of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.